UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2006
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 29, 2006, Neenah Foundry Company (the “Company”) issued a press release announcing that it has closed its previously announced private placement of $225 million of 9 1/2% Senior Secured Notes due 2017. The Company also announced that it closed a separate private placement of $75 million of 12 1/2% Senior Subordinated Notes due 2013 in exchange for $75 million of its outstanding 13% Senior Subordinated Notes due 2013.
A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 29, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH FOUNDRY COMPANY

Date: December 29, 2006		/s/ Gary W. LaChey

	Name:	Gary W. LaChey
	Title:	Corporate Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 29, 2006.